                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                                   Japan Fund
--------------------------------------------------------------------------------
                                October 31, 2000
================================================================================
REPORT HIGHLIGHTS
-----------------
JAPAN FUND
----------
* Japan's markets suffered a significant setback as investors fretted over corporate earnings and government policies.
* Reflecting market weakness, the fund posted a 20.12% six-month decline after the superb gains of 1999.
* Despite the poor market, we were encouraged by better-than-expected earnings in several industries and continued corporate restructuring.
* Technology, media, and telecommunications stocks remain at the heart of the portfolio.

================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------
     After the exceptional gains of 1999, Japan's market retrenched in the six months ended October 31, 2000. While attempts at corporate reform remained positive, the "medicine" that will, over time, improve the health of the business sector -- bankruptcies of weak businesses, rising unemployment, and heavy stock selling by banks looking to reduce their crossholdings -- weighed the local indices down. International factors, such as weakness in global technology demand and selling by foreign investors, also depressed stock prices.

     Your fund was not spared the damage, falling more than 20% for the period. Weakness was broadly based, and only a few cyclical and defensive sectors rose. Banks, pharmaceuticals, and consumer goods declined moderately, but telecom and technology stocks fell more sharply. Fortunately, strong gains by your fund at the end of 1999 and early in 2000 helped trim losses for the full year to 14.61% -- disappointing, certainly, but better than our benchmark indices and our Lipper peer group.

MARKET REVIEW
-------------

PERFORMANCE COMPARISON
----------------------
Periods Ended 10/31/00           6 Months       12 Months
----------------------           --------       ---------
Japan Fund                        -20.12%        -14.61%
TSE First Section Index           -17.16         -15.66
TSE Second Section Index          -18.80         -17.15
Lipper Japanese Funds Average     -20.04         -16.10


     Japan  continues  to  exhibit  significant   complexity  in  the  economic,
corporate, and political spheres, which has proven daunting not just to international investors, but also to Japan's consumers and shareholders. Yet the process of reform, which helped to drive the market's triple-digit advance in 1999, remains in place and is visibly benefiting the economy and corporate earnings in some sectors.

     For example, Japan is no longer technically in recession, since the economy grew in the first and second quarters of 2000. Annualized second-quarter GDP was higher than anticipated, and industrial production was solid in the third quarter. However, strength was limited to major manufacturers. The Bank of Japan's quarterly Tankan Survey in September confirmed that business confidence among large manufacturing firms was better than expected, in contrast to that of nonmanufacturi ng and smaller firms. Capital expenditure was also heavily skewed toward large manufacturers. Nonetheless, perceiving the economy to be stable enough to withstand a slight interest rate increase, The Bank of Japan raised rates from near 0% to 0.25% in August.

     Corporate earnings expectations for the current fiscal year were repeatedly revised upward throughout the summer and were a major source of encouragement. This was especially true among technology companies, with NEC, Toshiba, and Kyocera, among others, raising their forecasts. While retail figures remain weak, demand for digital consumer products such as cameras (Canon), DVD players
(MEI), and camcorders and game consoles (Sony) are buoyant and seem poised for further strong growth into 2001.

Corporate Reforms Continue
--------------------------
     The fiscal year 1999 earnings results released this past spring confirmed that corporate Japan, at least at the top echelon, has been generally successful in cutting costs and moving forward in restructuring efforts. For example, the issuance of stock options for senior employees grew rapidly. Of the 200 largest public firms by market capitalization, 60 now offer stock option schemes, compared with 29 in 1998 and only 14 in 1997. Many previously conservative firms have introduced stock options as part of wholesale restructuring plans, notably Kyocera, Hitachi, and Shiseido.

*******************************

there are clear signs that
corporate restructuring
and merger and acquisition
activity are shifting . . .
to more meaningful and
longer-lasting corporate
reengineering efforts.

*******************************

     Our review of recent annual reports confirmed to us that Japan's top corporations have embraced critical accounting changes, such as more efficient tax accounting and tighter pension funding. Taken together, these changes are a material step toward improving corporate transparency and narrowing an accounting credibility gap between Japan and the U.S. In addition, sales of bank cross-shareholdings accelerated. The Tokyo banks have used these sales to help cover the costs of increased information technology investment and a new round of bad debt provisions. Total stock sales during the current fiscal year are estimated to reach between three and four trillion yen.

     Finally, there are clear signs that corporate restructuring and merger and acquisition activity are shifting away from mere cost-cutting or defensive exercises to more meaningful and longer-lasting corporate reengineering efforts. Companies have absorbed affiliates and acquired competitors more overtly and with a clearer purpose than ever before. Sony has absorbed affiliates including Sony Music Entertainment, Sony Chemicals, and Sony Precision while making strategic acquisitions of Tokyu Cable Television and Fujitsu Hitachi Plasma.

Investors Remain Unsettled
--------------------------
     Despite these improvements, the economy and markets still suffered from weak consumer sentiment. Japanese families have been reluctant to loosen their purse strings, as corporate restructurings and rising bankruptcies have kept unemployment above historic levels. Consumers have also become suspicious of the national pension and health plans' ability to meet the growing demands of Japan's sizable over-55 population.

     The continuing fragility of economic recovery led the government to announce an economic stimulus package of 11 trillion yen ($105 billion) in October. However, the package only attracted criticism from the international investment community because Japan's debt is already 130% of GDP, and fiscal spending is only a short-term fix that postpones painful, but essential, structural changes. Ultimately, ratings agency Moody's downgraded Japanese government debt.

     Investor sentiment became correspondingly fragile, weighed down further by concerns over the yen, rising U.S. interest rates, an increasingly unpopular coalition government, and weakness among international technology stocks.
Consequently, foreign investors were net sellers of $20 billion in Japanese equities in the past six months.

The Government Loses Footing
----------------------------
     In the political arena, local opinion of the Liberal Democratic Party (LDP) coalition led by Prime Minister Yoshio Mori has gone from bad to worse. In Lower House elections in June, the LDP coalition lost its parliamentary majority and only barely won an effective majority and control of key parliamentary committees. Yet the government persists in unpopular efforts to bail out debt-riddled companies, particularly in the construction industries. These negotiations smacked of old-style political expediency, given that the construction industry is both a major employer and a key pillar of support for the LDP.

     Furthermore, the coalition has been plagued by scandals this year, resulting in the resignation of former Prime Minister Noboru Takeshita and, more recently, the chief cabinet secretary, Hidenao Nakagawa. Polls show that popular support for Mori has fallen below 15%. Though the LDP leadership does not admit it publicly, the underlying political machine appears to be accelerating toward a change of leadership.

Update on New Markets
---------------------
     Japan continues to develop its small and mid-cap technology markets. Nasdaq Japan, a joint venture between the U.S. Nasdaq and Softbank, started trading in June and has experienced early success. Although the pace of new listings may be somewhat tempered in the current environment, the CEO confidently predicted that 120 companies will be trading in this market by next summer, including those expected to move from existing markets such as Jasdaq. The scope of Nasdaq Japan is potentially vast, with the possibility of truly global trading.

     So far, listings on the TSE's Mothers market created in December 1999 have performed much worse, due to investor wariness toward new Japanese companies and low trading liquidity. In many cases, the companies in this market are still in their infancy and lack profits and liquidity. The absence of stricter listing requirements (unlike Nasdaq Japan) has invited abuse, as confirmed by the recent arrest of the former president of Liquid Audio Japan.

PORTFOLIO STRATEGY
------------------
     Given the overvaluation of the Japanese equity market at the beginning of this year, and particularly the technology, media, and telecommunication sectors, our portfolio strategy was conservative. We rigorously reviewed holdings in an effort to reduce our risk against the market. As a result, we trimmed the portfolio from 75 stocks at the end of April to 66.

     We continued to seek stocks with sustainable earnings growth prospects at reasonable valuations. We added KANEKA, a resins and synthetic fibers specialist that has longer-term growth potential in the intermediary drug business. We also added to our holdings in YAKULT HONSHA, a dairy products maker, and established a position in BANYU PHARMACEUTICAL, the Merck-affiliated pharmaceutical company in Japan.

        ****************************************************************

     Industry Diversification pie chart here. Capital Equipment 28%, Consumer Goods 26%, Services 16%, Financial 20%, Materials 4%, Other and Reserves 6%. Based on net assets as of 10/31/00.

        ****************************************************************

     We remained light in construction stocks. The recent flurry of announcements and rumors of debt forgiveness for construction firms did not change the industry's fundamental unattractiveness. Significant overcapacity, continued ownership of unprofitable golf courses, hotels, and real estate developments, and over-reliance on public-sector contracts were structural impediments to sustainable growth. Aggregate net debt for the 24 major construction firms at the end of the period stood at 6.2 trillion yen, creating an average net debt/equity ratio of a scary 326%.

     BRIDGESTONE was hit hard in August by U.S. government inquiries and subsequent lawsuits alleging auto fatalities caused by faulty Firestone branded tires (Firestone is Bridgestone's U.S. subsidiary). We sold out of our already reduced position in Bridgestone early in the scandal as we felt the Japanese media and the equity market underestimated the seriousness of the allegations.

     We trimmed exposure to telecommunications, media, and technology stocks, although we kept core holdings such as CANON, MURATA MANUFACTURING, and KYOCERA. Hardware component makers were hurt by concerns about demand for PCs, semiconductors, and mobile-telecom related parts. Suppliers including Kyocera, Murata, TOSHIBA, and NEC announced better-than-expected results and raised their forecasts, but fears about the future caused their stocks to fall over the six-month period. We established a position in Toshiba during the recent weakness.

     The electronics giants were relatively strong. Canon gained market share as competitors such as Xerox struggled and was a leader for the past year. MATSUSHITA ELECTRIC INDUSTRIAL, better known in the U.S. under the brand name Panasonic, performed strongly for the six months. SONY, however, disappointed investors by revealing that the eagerly awaited U.S. launch of its new games console, PlayStation 2 (PS2), was halved due to component shortages. Quarterly results were correspondingly weak, and the stock suffered.

     We kept a close eye on Japan's government-controlled telecom NIPPON TELEGRAPH & Telephone and mobile subsidiary NTT DOCOMO, though we were underweighted in NTT. NTT experienced some regulatory pressure on its rates, and continued government sales of its shares kept the stock price down over the period,  even  though  the  company  acquired  U.S.  Web-host  firm  Verio.  The government's stake in NTT is now down to 46%. Subscriptions to the Internet-compatible "i-mode" service of N TT DoCoMo outstripped forecasts, and the firm expanded abroad, buying stakes in Dutch and U.K. mobile telecom operators, as well as signing a strategic alliance with AOL and acquiring control of AOL's Japanese subsidiary.

     Bankruptcies by companies holding large loans pushed bank stocks down again. We mostly avoided the Tokyo banks, although we added modestly to our holdings during recent weakness. As investors continued to avoid telecom and technology stocks, the banking sector recovered gently. We also maintained our positions in brokerage companies NOMURA SECURITIES and COSMO SECURITIES even though prices fell because we believe that brokerages will benefit from increased consumer interest in newly developed investment and retirement savings products.

OUTLOOK
-------
     We anticipate the Japanese economy will grow modestly over the next six to 12 months. The government projects GDP growth for this fiscal year of 2.0% to 2.5%, but we think the Economic Planning Agency's more cautious estimate of 1.5% is more appropriate. We are bullish on the outlook for corporate capital expenditures, but we expect personal consumption to remain lackluster and government spending to be constrained by increased fiscal restraint. The fund reflects these assumptions, as we are cautious in our exposure to cyclical sectors such as retail, housing, building materials, steel, forestry and paper, and construction.

     We remain positive on electronics stocks because the current technology cycle seems far from over. Among new technologies, Bluetooth is particularly interesting. It allows electronic devices to communicate with each other over short distances using short-wave radio frequencies. The primary applications for Bluetooth will be cellular handsets, wireless headsets, PCs, notebooks, laptops, and PDAs. Over 1,900 companies have now signed up to use and market Bluetooth. Japanese beneficiaries of Bluetooth held in our portfolios include Toshiba, a founding member of the Bluetooth consortium, and Sony, TDK, MATSUSHITA COMMUNICATION INDUSTRIAL, SHARP, and FUJITSU.

     Market volatility may continue as investors' preferences shift between established but slower-growth companies and those with more exciting, but less certain, prospects. Uncertainty in the technology sector and high oil prices could aggravate stock market nervousness.

     However, valuations reflect these uncertainties, and once markets complete their adjustments, we look for performance to improve. We anticipate that the best companies will emphasize fundamentals and maintain a renewed respect for sustainable earnings and strong management. As always, we will focus on identifying, researching, and tracking such companies.

Respectfully submitted,

/s/

John R. Ford
President, T. Rowe Price International Funds, Inc.

November 24, 2000
================================================================================

T. Rowe Price Japan Fund
------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                  Percent of
                                                                  Net Assets
                                                                    10/31/00
-----------------------------------------------------------------------------
NTT DoCoMo                                                              3.9%
-----------------------------------------------------------------------------
Sony                                                                    3.2
-----------------------------------------------------------------------------
Canon                                                                   3.2
-----------------------------------------------------------------------------
Yakult Honsha                                                           3.2
-----------------------------------------------------------------------------
Kyocera                                                                 2.8
-----------------------------------------------------------------------------
Sanyo Electric                                                          2.7
-----------------------------------------------------------------------------
Nomura Securities                                                       2.7
-----------------------------------------------------------------------------
Sanwa Bank                                                              2.4
-----------------------------------------------------------------------------
Rohm                                                                    2.3
-----------------------------------------------------------------------------
Murata Manufacturing                                                    2.2
-----------------------------------------------------------------------------
Matsushita Electric Industrial                                          2.1
-----------------------------------------------------------------------------
Matsushita Communication Industrial                                     2.1
-----------------------------------------------------------------------------
Koyo Seiko                                                              2.1
-----------------------------------------------------------------------------
Honda Motor                                                             2.0
-----------------------------------------------------------------------------
Mitsui Fudosan                                                          2.0
-----------------------------------------------------------------------------
Tokyo Electron                                                          2.0
-----------------------------------------------------------------------------
Nippon Telegraph & Telephone                                            1.9
-----------------------------------------------------------------------------
Aiful                                                                   1.7
-----------------------------------------------------------------------------
Toys "R" Us-Japan                                                       1.7
-----------------------------------------------------------------------------
Daiwa Securities                                                        1.6
-----------------------------------------------------------------------------

Toyo Information                                                        1.6
-----------------------------------------------------------------------------
Toshiba                                                                 1.6
-----------------------------------------------------------------------------
Kaneka                                                                  1.6
-----------------------------------------------------------------------------
Fanuc                                                                   1.6
-----------------------------------------------------------------------------
Goldcrest                                                               1.6
-----------------------------------------------------------------------------
Total                                                                  55.8%

Note: Table excludes reserves.
================================================================================
T. Rowe Price Japan Fund
------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                  TSE First      Lipper Japanese
                Section Index     Funds Average          Japan Fund
                -------------     -------------          ----------
12/30/91            10000             10000                 10000
10/31/92             7560              7886                  8580
10/31/93            10944             10974                 11580
10/31/94            11901             12338                 12652
10/31/95            10049             10533                 11024
10/31/96             9925             10428                 10589
10/31/97             7731              8512                  9357
10/31/98             6471              7304                  7889
10/31/99            10911             13020                 15990
10/31/00             9202             11107                 13653


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                               Since  Inception
Periods Ended 10/31/00        1 Year   3 Years   5 Years   Inception       Date
----------------------        ------   -------   -------   ---------       ----
Japan Fund                   -14.61%    13.42%     4.37%       3.59%   12/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price Japan Fund
------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                              Year
                             Ended
                          10/31/00  10/31/99    10/31/98   10/31/97   10/31/96
NET ASSET VALUE
Beginning of period      $  13.62   $   6.72   $   7.97   $   9.02   $   9.39
------------------------------------------------------------------------------
Investment activities
 Net investment
     income(loss)           (0.06)     (0.02)     (0.03)     (0.03)     (0.05)
 Net realized and
 unrealized gain (loss)     (1.92)      6.92      (1.22)     (1.02)     (0.32)
------------------------------------------------------------------------------
 Total from
 investment activities      (1.98)      6.90      (1.25)     (1.05)     (0.37)
------------------------------------------------------------------------------
Distributions
  Net realized gain         (0.05)         -          -          -          -
------------------------------------------------------------------------------
NET ASSET VALUE
End of period            $  11.59   $  13.62   $   6.72   $   7.97   $   9.02

Ratios/Supplemental Data
Total return**            (14.61)%   102.68%    (15.68)%   (11.64)%   (3.94)%
------------------------------------------------------------------------------
Ratio of total expenses
to average net assets        1.09%      1.14%      1.32%      1.24%      1.32%
------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                 (0.38)%   (0.27)%    (0.37)%    (0.39)%    (0.48)%
------------------------------------------------------------------------------
Portfolio turnover rate     59.5%      58.8%      66.9%      32.3%      29.8%
------------------------------------------------------------------------------
Net assets,end of period
(in thousands)           $ 309,686  $ 513,739  $ 150,949  $ 170,830  $ 167,118
------------------------------------------------------------------------------

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Japan Fund
------------------------                                      October 31, 2000
PORTFOLIO OF INVESTMENTS
------------------------                                          In thousands
                                                           Shares        Value
                                                           ------        -----
JAPAN  93.8%

Common Stocks  93.8%
Capital Equipment  27.5%
Canon                                                      247,000   $    9,802
--------------------------------------------------------------------------------
Fanuc                                                       54,700        4,913
--------------------------------------------------------------------------------
Fujitsu                                                    210,000        3,741
--------------------------------------------------------------------------------
Funai Electric *                                            15,000        1,133
--------------------------------------------------------------------------------
Hirose Electric                                             28,800        3,326
--------------------------------------------------------------------------------
Hitachi                                                     18,000          193
--------------------------------------------------------------------------------
Koyo Seiko                                                 922,000        6,523
--------------------------------------------------------------------------------
Kyocera                                                     66,800        8,693
--------------------------------------------------------------------------------
Matsushita Communication Industrial                         50,000        6,553
--------------------------------------------------------------------------------
Murata Manufacturing                                        56,000        6,703
--------------------------------------------------------------------------------
NEC                                                        223,000        4,251
--------------------------------------------------------------------------------
Nidec                                                       32,900        2,017
--------------------------------------------------------------------------------
Nissho Electronics                                         144,000        3,035
--------------------------------------------------------------------------------
Rohm                                                        28,600        7,210
--------------------------------------------------------------------------------
Sanden                                                     390,000        1,880
--------------------------------------------------------------------------------
Shimadzu                                                   586,000        2,078
--------------------------------------------------------------------------------
TDK                                                         19,500        1,966
--------------------------------------------------------------------------------
Tokyo Electron                                              78,000        6,105
--------------------------------------------------------------------------------
Toshiba                                                    700,000        5,004
--------------------------------------------------------------------------------
Total Capital Equipment                                                  85,126
--------------------------------------------------------------------------------

Consumer Goods  25.8%
Banyu Pharmaceutical                                       159,000        3,410
--------------------------------------------------------------------------------
e-LUX *                                                    518,000        1,614
--------------------------------------------------------------------------------
Honda Motor                                                178,000        6,150
--------------------------------------------------------------------------------
Kao                                                        106,000        3,177
--------------------------------------------------------------------------------
Matsushita Electric Industrial                             229,000        6,653
--------------------------------------------------------------------------------
Santen Pharmaceutical                                      194,000        3,831
--------------------------------------------------------------------------------
Sanyo Electric                                           1,117,000        8,497
--------------------------------------------------------------------------------
Sharp                                                      289,000   $    3,682
--------------------------------------------------------------------------------
Shiseido                                                   287,000        3,709
--------------------------------------------------------------------------------
Sony                                                       123,200        9,846
--------------------------------------------------------------------------------
Sumitomo Rubber Industries                                 724,000        3,450
--------------------------------------------------------------------------------
Takeda Chemical Industries                                  44,000        2,899
--------------------------------------------------------------------------------
Toys "R" Us-Japan *                                         38,000        5,189
--------------------------------------------------------------------------------
Yakult Honsha                                              857,000        9,770
--------------------------------------------------------------------------------
Yamaha Motor                                               529,000        4,116
--------------------------------------------------------------------------------
Yamanouchi Pharmaceutical                                   85,000        3,848
--------------------------------------------------------------------------------
Total Consumer Goods                                                     79,841
--------------------------------------------------------------------------------

Financial  20.5%
Aiful                                                       65,900        5,194
--------------------------------------------------------------------------------
Cosmo Securities *                                       3,022,000        4,653
--------------------------------------------------------------------------------
Daiwa Securities                                           459,000        5,086
--------------------------------------------------------------------------------
Goldcrest                                                   52,100        4,885
--------------------------------------------------------------------------------
Mitsui Fudosan                                             505,000        6,118
--------------------------------------------------------------------------------
Mizuho Holdings *                                              617        4,744
--------------------------------------------------------------------------------
Nomura Securities                                          397,000        8,423
--------------------------------------------------------------------------------
Sakura Bank *                                              338,000        2,463
--------------------------------------------------------------------------------
Sanwa Bank                                                 842,000        7,485
--------------------------------------------------------------------------------

Shohkoh Fund                                                14,230        1,168
--------------------------------------------------------------------------------
Sumitomo Bank                                              396,000        4,809
--------------------------------------------------------------------------------
Suruga Bank                                                342,000        4,695
--------------------------------------------------------------------------------
Takefuji                                                    36,700        3,632
--------------------------------------------------------------------------------
Total Financial                                                          63,355
--------------------------------------------------------------------------------

Materials  3.7%
Kaneka                                                     507,000        4,925
--------------------------------------------------------------------------------
Pacific Metals *                                         1,623,000        2,142
--------------------------------------------------------------------------------
Shin-Etsu Chemical                                         110,000        4,517
--------------------------------------------------------------------------------
Total Materials                                                          11,584
--------------------------------------------------------------------------------

Services  16.3%
Fuji Television Network                                        329        3,618
--------------------------------------------------------------------------------
Internet Initiative ADR (USD) *                            107,979        2,720
--------------------------------------------------------------------------------
Ito-Yokado                                                  76,000        3,434
--------------------------------------------------------------------------------
Japan Business Computer                                     77,000   $    1,581
--------------------------------------------------------------------------------
Mitsubishi                                                 332,000        2,738
--------------------------------------------------------------------------------
Nippon Telegraph & Telephone                                   650        5,915
--------------------------------------------------------------------------------
NTT DoCoMo                                                     484       11,932
--------------------------------------------------------------------------------
Secom                                                       47,000        3,351
--------------------------------------------------------------------------------
Softbank                                                    50,400        3,025
--------------------------------------------------------------------------------
Sumisho Electronic                                          22,000          268
--------------------------------------------------------------------------------
Sumitomo                                                   318,000        2,798

--------------------------------------------------------------------------------
Sunkus & Associates                                         67,300        2,005
--------------------------------------------------------------------------------
Tomen Electronics                                           23,500        1,055
--------------------------------------------------------------------------------
Toyo Information                                            74,000        5,019
--------------------------------------------------------------------------------
Trend Micro *                                               11,000        1,038
--------------------------------------------------------------------------------
Total Services                                                           50,497
--------------------------------------------------------------------------------
Total Japan (Cost $262,073)                                             290,403
--------------------------------------------------------------------------------

Short-Term Investments  6.8%
Money Market Funds  6.8%
Reserve Investment Fund, 6.68% #                        21,079,489       21,079
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $21,079)                              21,079

Total Investments in Securities
100.6% of Net Assets (Cost $283,152)                                 $  311,482

Other Assets Less Liabilities                                            (1,796)

NET ASSETS                                                           $  309,686

    #  Seven-day yield
    *  Non-income producing
  ADR  American depository receipt
  USD  U.S. dollar

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Japan Fund
------------------------                                       October 31, 2000

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                                In thousands

ASSETS
------
Investments in securities, at value (cost $283,152)                $    311,482
Securities lending collateral                                            43,168
Other assets                                                             17,693

Total assets                                                            372,343

LIABILITIES
-----------
Obligation to return securities lending collateral                       43,168
Other liabilities                                                        19,489

Total liabilities                                                        62,657

NET ASSETS                                                         $    309,686

Net Assets Consist of:

Accumulated net realized gain/loss - net of distributions          $     30,520
Net unrealized gain (loss)                                               28,304
Paid-in-capital applicable to 26,724,339 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                      250,862

NET ASSETS                                                         $    309,686

NET ASSET VALUE PER SHARE                                          $      11.59

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Japan Fund
------------------------
STATEMENT OF OPERATIONS
-----------------------                                            In thousands

                                                                           Year
                                                                          Ended
                                                                       10/31/00
                                                                       --------
Investment Income (Loss)
Income
  Dividend (net of foreign taxes of $310)                           $     1,758
  Interest                                                                1,172
  Securities lending                                                        285
--------------------------------------------------------------------------------
  Total income                                                            3,215
--------------------------------------------------------------------------------

Expenses
  Investment management                                                   3,735
  Shareholder servicing                                                     789
  Custody and accounting                                                    261
  Prospectus and shareholder reports                                         85
  Registration                                                               43
  Legal and audit                                                            27
  Directors                                                                   7
  Miscellaneous                                                               6
--------------------------------------------------------------------------------
  Total expenses                                                          4,953
  Expenses paid indirectly                                                   (3)
--------------------------------------------------------------------------------
  Net expenses                                                            4,950
--------------------------------------------------------------------------------
Net investment income (loss)                                             (1,735)
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                             68,772
  Futures                                                                     2
  Foreign currency transactions                                             892
--------------------------------------------------------------------------------
  Net realized gain (loss)                                               69,666
--------------------------------------------------------------------------------
Change in net unrealized gain or loss
  Securities                                                           (112,093)
  Other assets and liabilities
  denominated in foreign currencies                                         (31)
--------------------------------------------------------------------------------
  Change in net unrealized gain or loss                                (112,124)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                 (42,458)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $   (44,193)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Japan Fund
------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                 In thousands
                                                          Year
                                                         Ended
                                                      10/31/00        10/31/99
                                                      --------        --------
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                      $   (1,735)    $     (762)
  Net realized gain (loss)                              69,666         43,843
  Change in net unrealized gain or loss               (112,124)       161,407
------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations    (44,193)       204,488
------------------------------------------------------------------------------
Distributions to shareholders
  Net realized gain                                     (1,876)             -
------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                          439,185        439,514
  Distributions reinvested                               1,822              -
  Shares redeemed                                     (598,991)      (281,212)
------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                  (157,984)       158,302
------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                     (204,053)       362,790
Beginning of period                                    513,739        150,949
------------------------------------------------------------------------------
End of period                                       $  309,686     $  513,739
==============================================================================

*Share information
  Shares sold                                           31,432         42,892
  Distributions reinvested                                 125              -
  Shares redeemed                                      (42,545)       (27,654)
------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding            (10,988)        15,238

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Japan Fund
------------------------                                        October 31, 2000

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Japan Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation, and commenced operations on December 30, 1991. The fund seeks long-term growth of capital through investments in common stocks of companies located, or with primary operations, in Japan.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 2000, the value of loaned securities was $41,007,000; aggregate collateral consisted of $43,168,000 in the securities lending collateral pool.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $257,925,000 and $401,947,000, respectively, for the year ended October 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. In 2000, the fund utilized all of its $3,384,000 of capital loss carryforwards for federal income tax purposes.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2000. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.


Undistributed net investment income                         $     1,735,000
Undistributed net realized gain                                 (32,404,000)
Paid-in-capital                                                  30,669,000


     At October 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $283,152,000. Net unrealized gain aggregated $28,330,000 at period-end, of which $55,103,000 related to appreciated investments and $26,773,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES
----------------------

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $232,000 was payable at October 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $690,000 for the year ended October 31, 2000, of which $60,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum International Fund held approximately 1.7% of the outstanding shares of the Japan Fund at October 31, 2000. For the year then ended, the fund was allocated $19,000 of Spectrum expenses, $2,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates or T. Rowe Price International, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2000, totaled $1,168,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $70,694,000 with certain affiliates of the manager and paid commissions of $104,000 related thereto.

================================================================================
T. Rowe Price Japan Fund
------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------
TO THE BOARD OF DIRECTORS OF T. ROWE PRICE INTERNATIONAL FUNDS, INC.
AND SHAREHOLDERS OF JAPAN FUND

              In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Japan Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


       PricewaterhouseCoopers LLP

       Baltimore, Maryland
       November 17, 2000

================================================================================

T. Rowe Price Japan Fund
------------------------
ANNUAL MEETING RESULTS
----------------------
     The T. Rowe Price Japan Fund held an annual meeting on October 25, 2000, to approve a new investment management agreement, elect directors to the fund, and ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the fund's independent accountants.

     The results of voting were as follows (by number of shares):

FOR APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT:

      Affirmative:  17,488,360.604
      Against:         413,019.864
      Abstain:         322,501.381
      Total:        18,223,881.849

FOR NOMINEES TO THE BOARD OF DIRECTORS OF THE JAPAN FUND:

  M. DAVID TESTA
      Affirmative:  17,721,521.031
      Withhold:        502,360.818
      Total:        18,223,881.849

  MARTIN G. WADE
      Affirmative:  17,718,278.455
      Withhold:        505,603.394
      Total:        18,223,881.849

  ANTHONY W. DEERING
      Affirmative:  17,734,805.074
      Withhold:        489,076.775
      Total:        18,223,881.849

  DONALD W. DICK, JR.
      Affirmative:  17,740,428.231
      Withhold:        483,453.618
      Total:        18,223,881.849

  PAUL M. WYTHES
      Affirmative:  17,717,693.424
      Withhold:        506,188.425
      Total:        18,223,881.849

TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS
LLP AS INDEPENDENT ACCOUNTANTS:

      Affirmative:  17,746,355.871
      Against:         239,940.410
      Abstain:         237,585.568
      Total:        18,223,881.849

================================================================================

T. Rowe Price Japan Fund
------------------------
    TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/00
    -----------------------------------------------------------
     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

        *    $ 4,305,000 from short-term capital gains,
        * $28,243,000 from long-term capital gains, subject to the 20% rate gains category.

     The fund will pass through foreign source income of $1,846,000 and foreign taxes paid of $194,000.

================================================================================
T. Rowe Price Shareholder Services
----------------------------------
     INVESTMENT SERVICES AND INFORMATION
     -----------------------------------
          KNOWLEDGEABLE  SERVICE  REPRESENTATIVES
          -------------  -------  ---------------
               BY PHONE 1-800-225-5132 Available Monday through Friday from
               8 a.m. to 10 p.m. ET and weekends from 8:30a.m. to 5 p.m. ET.

               IN PERSON  Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES
          ----------------
               CHECKING Available on most fixed-income funds ($500 minimum).

               AUTOMATIC INVESTING From your bank account or paycheck.

               AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

               DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

               AUTOMATED 24-HOUR SERVICES Including Tele*Access[Reg Mark] and the T. Rowe Price Web site on the Internet.
               Address: www.troweprice.com.

          BROKERAGE SERVICES*
          -------------------
               INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

          INVESTMENT INFORMATION
          ----------------------
               COMBINED STATEMENT Overview of all your accounts with
               T. Rowe Price.

               SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

               T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

               PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

               INSIGHTS Educational reports on investment strategies and financial markets.

               INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

               * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

               ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

================================================================================
T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*

Real Estate
Science & Technology
Small-Cap Stock
Small-Cap  Value
Spectrum  Growth
Tax-Efficient  Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global  Stock
Global   Technology
International Discovery*
International Growth & Income
International Stock Japan
Latin  America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC  TAXABLE
Corporate  Income
GNMA
High Yield
New Income
Short-Term  Bond
Spectrum  Income
Summit GNMA
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California  Tax-Free Bond
Florida  Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free Bond
New Jersey  Tax-Free Bond
New  York  Tax-Free  Bond
Summit   Municipal   Income
Summit   Municipal Intermediate
Tax-Free High Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
International Bond

MONEY MARKET FUNDS+
-------------------

TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California  Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED  ASSET  FUNDS
-------  -----  -----
Balanced
Personal  Strategy  Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD  VARIABLE  ANNUITY
---------------------  --------  -------
Equity Income  Portfolio
International  Stock Portfolio
Limited-Term  Bond  Portfolio
Mid-Cap  Growth  Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*Closed to new investors.
+Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including fees and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY OF NEW YORK, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------
ADVISORY SERVICES, RETIREMENT RESOURCES
--------------------------------------------------------------------------------
          T.  Rowe  Price  is your  full-service  retirement
          specialist.  We  have  developed  unique  advisory
          services that can help you meet the most difficult
          retirement   challenges.   Our   broad   array  of
          retirement plans is suitable for individuals,  the
          self-employed, small businesses, corporations, and
          nonprofit    organizations.    We   also   provide
          recordkeeping,   communications,   and  investment
          management    services,    and   our   educational
          materials, self-help planning guides, and software tools are recognized as among the industry's best.
          For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.

--------------------------------------------------------------------------------
ADVISORY SERVICES

          T. ROWE PRICE RETIREMENT INCOME MANAGER SM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES AT T. ROWE PRICE
--------------------------------------------------------------------------------
  Traditional, Roth, and Rollover IRAs
  SEP-IRA and SIMPLE IRA
  Profit Sharing
  Money Purchase Pension
  "Paired" Plans (Money Purchase
  Pension and Profit Sharing Plans)
  401(k) and 403(b)
  457 Deferred Compensation

PLANNING AND INFORMATIONAL GUIDES

  Minimum Required Distributions Guide
  Retirement Planning Kit
  Retirees Financial Guide
  Tax Considerations for Investors

INSIGHTS REPORTS

  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  The Roth IRA: A Review

SOFTWARE PACKAGES

  T. Rowe Price Retirement Planning
    Analyzer [TM] CD-ROM or diskette $19.95.
    To order, please call 1-800-541-5760.
    Also available on the Internet for $9.95.

  T. Rowe Price Variable Annuity Analyzer [TM]
    CD-ROM or diskette, free. To
    order, please call 1-800-469-5304.

T. ROWE PRICE IMMEDIATE VARIABLE ANNUITY (INCOME ACCOUNT)

INVESTMENT KITS

          We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

================================================================================
T. Rowe Price Insights Reports
------------------------------
THE FUNDAMENTALS OF INVESTING
--------------------------------------------------------------------------------
                     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the
     T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

INSIGHTS REPORTS
--------------------------------------------------------------------------------
GENERAL INFORMATION
  The ABCs of Giving
  Back to Basics: The ABCs of Investing
  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  Getting Started: Investing With Mutual Funds
  The Roth IRA: A Review
  Tax Information for Mutual Fund Investors

INVESTMENT STRATEGIES
  Conservative Stock Investing
  Dollar Cost Averaging
  Equity Index Investing
  Growth Stock Investing
  Investing for Higher Yield
  Managing Risk Through Diversification
  The Power of Compounding
  Value Investing

TYPES OF SECURITIES
  The Basics of International  Stock
  Investing The Basics of Tax-Free
  Investing The Fundamentals of Fixed-Income
  Investing Global Bond Investing
  Investing in Common  Stocks
  Investing in Emerging  Growth  Stocks
  Investing in Financial  Services  Stocks
  Investing in Health Care  Stocks
  Investing in High-Yield Municipal   Bonds
  Investing in Money  Market   Securities
  Investing in Mortgage-Backed  Securities
  Investing in Natural Resource Stocks
  Investing in Science and Technology Stocks
  Investing in Small-Company  Stocks
  Understanding Derivatives
  Understanding High-Yield "Junk" Bonds

BROKERAGE INSIGHTS
  Combining Individual Securities With Mutual Funds
  Getting Started: An Introduction to Individual Securities
  What You Should Know About Bonds
  What You Should Know About Margin and Short-Selling
  What You Should Know About Options
  What You Should Know About Stocks

T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

INSIGHTS REPORTS

================================================================================

T. Rowe Price Brokerage
-----------------------
     BROKERAGE SERVICES
     ------------------

          T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.*

               INTERNET AND AUTOMATED SERVICES You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $19.95 on stock trades placed through our Internet-Trader service.**

               RESEARCH SERVICES To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

               DIVIDEND REINVESTMENT SERVICE This service helps keep more of your money working for you. Cash dividends (of $10 or greater) from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

               *        Based  on a July  2000  survey  for
                        representative-assisted       stock
                        trades.  Services vary by firm, and
                        commissions  may vary  depending on
                        size of order.

               **       $19.95  per  trade  for up to 1,000
                        shares plus an additional  $.02 for
                        each share over 1,000 shares. Visit
                        our  Web   site   for  a   complete
                        commission  schedule  or  call  for
                        rates  on   representative-assisted
                        and other non-Internet trades.
================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site.

BALTIMORE AREA
Downtown - new address
105 East Lombard Street
Owings Mills
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street
Wellesley

COLORADO SPRINGS
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

SAN FRANCISCO AREA
1990 North California Boulevard
Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.          F62-050  10/31/00